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                                                                     EXHIBIT 1.1

                    ASSET-BACKED CERTIFICATES, SERIES 199_-_

             $________ Class A-1 Certificates ___% Pass-Through Rate $________ Class A-2 Certificates ___% Pass-Through Rate $________ Class A-3 Certificates ___% Pass-Through Rate $________ Class A-4 Certificates ___% Pass-Through Rate $________ Class A-5 Certificates ___% Pass-Through Rate

                           Avco ABS Receivables Corp.
                                     Seller

                   Avco Financial Services Management Company
                                 Master Servicer

                          Avco Financial Services, Inc.
                                 Representative

                         FORM OF UNDERWRITING AGREEMENT


                                                                   ------, -----


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Ladies and Gentlemen:

      Avco ABS Receivables Corp., a Nevada corporation ("Seller"), a wholly owned subsidiary of Avco Financial Services, Inc., a Delaware corporation (the "Representative"), proposes to sell $_______ aggregate principal amount of Asset-Backed Certificates, Series 199_-_, of the classes described in Schedule I hereto (the "Certificates") to be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be dated as of _____ 1, 199_ (the "Cut-Off Date"), among the Seller, the Representative, Avco Financial Services Management Company (the "Master Servicer"), the originators listed therein (the "Originators"), _________, a ________, as trustee (the "Trustee"), and proposes to sell the Certificates to you (the "Underwriter"). The assets of the Trust Fund will include, among other things, a pool of fixed-rate mortgage loans secured primarily by first [and second] liens on one-to-four family dwellings and units in condominium developments. The Certificates are described more fully in a registration statement which the Seller has furnished to you. This is to confirm the arrangements with respect to your purchase of the Certificates. To the extent not defined herein, capitalized terms used herein have the meanings

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assigned in the Pooling and Servicing Agreement.

      1. Representations and Warranties. Each of the Seller and the Representative represents and warrants to, and agrees with, the Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

            (a) The Seller meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file no. 333-40465), including a related preliminary base prospectus and a preliminary form of prospectus supplement, on Form S-3 for the registration under the Act of the offering and sale of asset-backed notes and asset-backed certificates, including the Certificates. The Seller may have filed one or more amendments thereto, including a preliminary basic prospectus and preliminary prospectus supplement, each of which has previously been furnished to you. The Seller will next file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment thereto (including the form of final base prospectus and final form of prospectus supplement),
      (ii) after effectiveness of such registration statement, a final base prospectus and a final prospectus supplement relating to the Certificates in accordance with Rules 430A and 424(b)(1) or (4) or (iii) a final base prospectus and final prospectus supplement relating to the Certificates in accordance with Rules 415 and 424(b)(2) or (5). In the case of clauses
      (ii) and (iii) above, the Seller has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Certificates and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, as the case may be, shall include all Rule 430A Information together with all other such required information with respect to the Certificates and the offering thereof and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary basic prospectus and preliminary prospectus supplement, if any, that have previously been furnished to you) as the Seller has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified in Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

            (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and,


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      on the Effective Date, the Final Prospectus, if not filed pursuant to Rule
      424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date (as defined in Section 3 below) the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Seller nor the Representative makes any representations or warranties as to the information contained in or omitted from (x) the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Seller by or on behalf of the Underwriter specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto) and (y) any Derived Information set forth in the Computational Materials (each as defined in Section 9 below), or in any amendment thereof or supplement thereto, incorporated by reference in such Registration Statement or such Final Prospectus (or any amendment thereof or supplement thereto) except to the extent such Derived Information results from an error or omission in any Seller-Provided Information (as defined in Section 9 below).

            (c) For purposes of this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. Such registration statement, as amended at the Effective Time, including all information deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, the exhibits thereto and any material and documents incorporated by reference therein, is hereinafter referred to as the "Registration Statement." "Basic Prospectus" shall mean the basic prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date; provided, that, if the Basic Prospectus used in connection with any Preliminary Prospectus Supplement or the Final Prospectus shall differ from the Basic Prospectus contained in the Registration Statement at the Effective Date, then "Basic Prospectus" shall mean the Basic Prospectus included with such Preliminary Prospectus Supplement or the Final Prospectus, as filed pursuant to Rule 424(b). "Preliminary Prospectus Supplement" shall mean a preliminary prospectus supplement, if any, to the Basic Prospectus which describes the Certificates and the offering thereof and is used prior to the filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Certificates that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if no filing pursuant to Rule 424(b) is required, shall mean the prospectus supplement relating to the Certificates, including the Basic Prospectus, included in the Registration Statement at the Effective Date including in each such case any material and documents incorporated by reference therein. "Rule 430A Information" means information with respect to the Certificates and the offering of the Certificates permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 415,"


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      "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulations under the Act. Any reference herein to the Registration Statement, any Preliminary Prospectus Supplement or the Final Prospectus shall be deemed to refer to and include the material and documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, such Preliminary Prospectus Supplement or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Basic Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

            (d) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required to be obtained or made by the Representative, the Seller or any Seller for the consummation of the transactions contemplated by this Agreement except such as have been obtained, made under the Act or as may be required under state securities laws.

            (e) None of the Representative, the Seller or any Seller is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties is bound that would have a material adverse effect on the transactions contemplated herein or in the Pooling and Servicing Agreement. The execution, delivery and performance of this Agreement and the Pooling and Servicing Agreement and the issuance and sale of the Certificates and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over any of the Representative, the Seller or any Seller or any of their properties or any agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject or the charter or by-laws of any of them, and each of them has full power and authority to authorize, issue and sell the Mortgage Loans and the Certificates as contemplated by this Agreement and to enter into this Agreement and the Pooling and Servicing Agreement.

            (f) The computer tape of the Home Equity Loans created as of _____, ____ and made available to you by the Representative and the Seller, was complete and accurate as of the date thereof and includes a description of the Home Equity Loans that are described in a schedule to the Pooling and Servicing Agreement.

            (g) This Agreement has been duly authorized, executed and delivered by each of the Representative and the Seller.


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            (h) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement and the Pooling and Servicing Agreement or the execution, delivery and sale of the Certificates have been or will be paid at or prior to the Closing Date, to the extent then due and payable.

            (i) (a) Immediately prior to the assignment of the Mortgage Loans to the Seller as contemplated by the Pooling and Servicing Agreement, each Originator (i) will have good title to, and will be the sole owner of, each Mortgage Loan it has conveyed to the Seller and the other property purported to be transferred by it to the Seller pursuant to the Pooling and Servicing Agreement free and clear of any pledge, mortgage, lien, security interest or other encumbrance (collectively, "Liens"), (ii) will not have assigned to any person any of its right, title or interest in such Mortgage Loans and (iii) will have the power and authority to sell such Mortgage Loans and property to the Seller, and upon the execution and delivery of the Pooling and Servicing Agreement by the parties thereto, the Seller will have acquired all of the Originators' right, title and interest in and to such Mortgage Loans and property free and clear of any Lien.

            (b) Immediately prior to the assignment of the Mortgage Loans to the Trustee as contemplated by the Pooling and Servicing Agreement, the Seller
      (i) will have good title to, and will be the sole owner of, each Mortgage Loan and the other property purported to be transferred by it to the Trustee pursuant to the Pooling and Servicing Agreement free and clear of any pledge, mortgage, lien, security interest or other encumbrance (collectively, "Liens"), (ii) will not have assigned to any person any of its right, title or interest in such Mortgage Loans and (iii) will have the power and authority to sell such Mortgage Loans and property to the Trustee, and upon the execution and delivery of the Pooling and Servicing Agreement by the parties thereto, the Trustee will have acquired all of the Seller's right, title and interest in and to such Mortgage Loans and property free and clear of any Lien.

            (j) All actions required to be taken by the Seller and the Representative as a condition to the offer and sale of the Certificates as described herein or the consummation of any of the transactions described in the Final Prospectus have been or, prior to the Closing Date, will be taken.

            (k) The representations and warranties of each of the Originators, the Seller, the Master Servicer and the Representative in (or incorporated in) the Pooling and Servicing Agreement and made in any Officers' Certificate of the Originators, the Seller, the Master Servicer or the Representative delivered pursuant to the Pooling and Servicing Agreement, will be true and correct at the time made and on and as of the Closing Date as if set forth herein.

            (l) The Mortgage Loans conveyed to the Trust Fund had aggregate outstanding balances determined as of the Cut-off Date in the amount set forth in the Final Prospectus.


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            (m) None of the Seller, the Representative or any Originator will grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Mortgage Loans, except as provided in the Pooling and Servicing Agreement, and each will take all action necessary in order to maintain the security interest in the Mortgage Loans granted pursuant to the Pooling and Servicing Agreement.

            (n) There are no actions, proceedings or investigations pending, or to the best knowledge of either the Seller or the Representative, threatened against the Originators, the Seller, the Master Servicer or the Representative before any court or before any governmental authority, arbitration board or tribunal which, if adversely determined, could materially and adversely affect, either in the individual or in the aggregate, the financial position, business, operations or prospects of the Seller, the Master Servicer or the Representative.

            (o) Under generally accepted accounting principles, each Originator will record its transfer of the Mortgage Loans to the Seller and the Seller will record its transfer of the Mortgage Loans to the Trustee, both pursuant to the Pooling and Servicing Agreement as a sale of the Mortgage Loans.

      2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Seller agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Seller, $______ aggregate principal amount of the Certificates, in the principal amounts and at the purchase prices set forth in Schedule I hereto.

      3. Delivery and Payment. Delivery of and payment for the Certificates shall be made at 10:00 a.m. New York time, on _________, ____, at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, or such later time or date not later than five business days thereafter as the Underwriter shall designate (such date and time of delivery and payment for the Certificates being herein called the "Closing Date"). Delivery of 5 (five) global certificates, each certificate evidencing the full principal amount of each of the classes of the Certificates, shall be made to the Underwriter, against payment by the Underwriter of the purchase price thereof to the Seller by wire transfer in immediately available funds. The global certificates to be so delivered to the Underwriter shall be registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"). The interest of beneficial owners of the Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive certificates evidencing the Certificates will be available only under limited circumstances.

      The Seller agrees to have the Certificates available for inspection, checking and packaging by the Underwriter in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

      4. Offering by Underwriter. It is understood that the Underwriter proposes to offer the


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Certificates for sale to the public (which may include selected dealers) as set forth in the Final Prospectus.

      5. Agreements. Each of the Representative and the Seller agrees with the Underwriter that:

            (a) The Seller will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Certificates, the Seller will not file any amendment of the Registration Statement or supplement to the Final Prospectus or any Preliminary Prospectus Supplement unless the Seller has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Seller will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriter of such timely filing. The Seller will promptly advise the Underwriter (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Seller or the Trust of any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Seller promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.


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            (c) The Seller will furnish to the Underwriter and counsel for the
      Underwriter, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriter or a dealer may be required by the Act, as many copies of any Preliminary Prospectus Supplement and the Final Prospectus and any supplement thereto as the Underwriter may reasonably request. The Seller will pay the expenses of printing or other production of all documents relating to the offering.

            (d) The Seller will cooperate, when and if requested by the Underwriter at Seller's sole expense, in the qualification of the Certificates for sale under the laws of such jurisdictions as the Underwriter may designate and will maintain such qualifications in effect so long as required for the distribution of the Certificates; provided, however, that the Seller shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

            (e) The Seller will file with the Commission such reports on Form SR as may be required pursuant to Rule 463 under the Act.

            (f) As soon as practicable, the Seller will cause the Trust Fund to make generally available to the Certificateholders and to the Underwriter an earnings statement or statements of the Trust Fund which will satisfy the provisions of Section 11(a) of the Act and will satisfy the requirements of Rule 158.

            (g) The Seller will cause any Computational Materials (as defined in
      Section 9 hereof) with respect to the Certificates which are delivered by an Underwriter to the Seller pursuant to Section 9 hereof to be filed with the Commission on a Current Report on Form 8-K on or before the date of the filing of the Final Prospectus pursuant to Rule 424.

            (h) The Seller and the Representative will cooperate with the Underwriter and use their best efforts to permit the Certificates to be eligible for clearance and settlement through The Depository Trust Company.

            (i) For a period from the date of this Agreement until the retirement of the Certificates, the Master Servicer will deliver to you the monthly servicing report, the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Trustee pursuant to the Pooling and Servicing Agreement, as soon as such statements and reports are furnished to the Trustee.

            (j) So long as any of the Certificates is outstanding, the Representative will furnish to you (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to holders of Certificates or filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Representative, the Master Servicer or the Seller filed with any government or regulatory authority that is otherwise publicly available, as you


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

      may reasonably request.

            (k) To the extent, if any, that the rating provided with respect to the Certificates by _____________ ("_____") or ______________ ("___" and
      together with _____, the "Rating Agencies") is conditional upon the furnishing of documents or the taking of any actions by the Seller, the Seller shall furnish such documents and take such actions.

            (l) Until 30 days following the Closing Date, neither the Seller nor any trust or other entity originated, directly or indirectly, by the Seller or the Representative will, without the prior written consent of the Underwriter, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities collateralized by mortgage loans (other than the Certificates).

      6. Conditions to the Obligations of the Underwriter. The obligations of the Underwriter to purchase the Certificates shall be subject to the accuracy of the representations and warranties on the part of the Representative and the Seller contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Representative and the Seller made in any certificates pursuant to the provisions hereof, to the performance by each of the Representative and the Seller of its obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriter agrees in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 12:00 noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Underwriter shall have received the opinion of _______________, counsel for the Representative, the Master Servicer, the Originators and the Seller, dated the Closing Date, to the effect that:

                  (i) Each of the Seller, the Master Servicer, the Originators
            and the Representative is a corporation duly organized and validly existing under the laws of the state of its incorporation with all corporate power and authority necessary to own or hold its properties, to conduct its business as described in the Final Prospectus and to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement and is duly qualified to do business where its


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

            ownership or lease of property or the conduct of its business requires such qualification.

                  (ii) The Pooling and Servicing Agreement has been duly
            authorized, executed and delivered by, and constitutes a legal, valid and binding instrument enforceable against each of the Seller, the Master Servicer, the Originators and the Representative in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect) (such opinion may also state that the enforceability of the obligations of the Representative, the Master Servicer, the Originators and the Seller is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)).

                  (iii) The Certificates and the Class R Certificates have been duly authorized and, when executed and authenticated in accordance with the provisions of the Pooling and Servicing Agreement and delivered to and paid for by the Underwriter pursuant to this Agreement, will be validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement.

                  (iv) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Representative, the Seller, the Master Servicer, any Originator or any of their subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required.

                  (v) The Certificates and the Pooling and Servicing Agreement
            conform in all material respects to the descriptions thereof contained in the Registration Statement and the Final Prospectus.

                  (vi) The Registration Statement has become effective under the
            Act; any required filing of the Basic Prospectus, any Preliminary Prospectus Supplement, and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than Computational Materials, the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration


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            Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, at the date thereof or at the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than Computational Materials, the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion).

                  (vii) This Agreement has been duly authorized, executed and delivered by the Representative and the Seller.

                  (viii) The statements in the Registration Statement and the
            Final Prospectus under the headings "Summary--Federal Income Tax Consequences", "Federal Income Tax Consequences" and "ERISA Considerations" in the prospectus supplement and "Summary--Federal Income Tax Consequences", "Summary--ERISA Considerations", "Federal Income Tax Consequences", "State Tax Consequences" and "ERISA Considerations" in the basic prospectus, to the extent that they constitute matters of law or legal conclusions with respect thereto, are correct in all material respects.

                  (ix) The statements in the Final Prospectus under the heading
            "Certain Legal Aspects of the Home Equity Loans" in the basic prospectus, to the extent that they constitute matters of law or legal conclusions with respect thereto, provide a fair and accurate summary of such law or conclusions.

                  (x) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Seller nor the Trust Fund is required to be registered under the Investment Company Act of 1940, as amended.

                  (xi) The trust fund as described in the Final Prospectus and the Pooling and Servicing Agreement will qualify as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), the Certificates will be treated as "regular interests" in such REMIC and the Class R Certificates will be treated as the single class of "residual interests" in such REMIC, assuming: (i) an election is made to treat the trust funds as a REMIC, (ii) compliance with the Pooling and Servicing Agreement and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.

                  (xii) No consent, approval, authorization, order,
            registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act, such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Certificates by the Underwriter, and such other approvals (specified in such opinion) as have been obtained.

                  (xiii) Neither the execution and delivery of the Pooling and
            Servicing Agreement, the issue and sale of the Certificates, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of the Pooling and Servicing Agreement will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Representative, the Master Servicer, any of the Originators or the Seller or the terms of any indenture or other agreement or instrument known to such counsel and to which the Representative, the Master Servicer, any of the Originators or the Seller is a party or bound, or, to the knowledge of such counsel, any law, order or regulation applicable to the Representative, the Master Servicer, any of the Originators or the Seller of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Representative, the Master Servicer, any of the Originators or the Seller.

                  (xiv) to the best knowledge of such counsel and except as set forth in the Prospectus, no default exists and no event has occurred which, with notice, lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any agreement to which the Seller, the Representative, the Master Servicer or any of the Originators is a party or by which it is bound, which default is or would have a material adverse effect on the financial condition, earnings, prospects, business or properties of the Seller, the Representative, the Master Servicer or any of the Originators, taken as a whole;

                  (xv) to the best knowledge of such counsel, the Seller, the
            Representative, the Master Servicer and each of the Originators has obtained all material licenses, permits and other governmental authorizations that are necessary to the conduct of its business; such licenses, permits and other governmental authorizations are in full force and effect, and the Seller, the Representative, the Master Servicer and each of the Originators is in all material respects complying therewith; and the Seller, the Representative, the Master Servicer and each of the Originators is otherwise in compliance with all laws, rules, regulations and statutes of any jurisdiction to which it is subject, except where non-compliance would not have a material adverse effect on the Seller, the Representative, the Master Servicer or any of the Originators;

                  (xvi) such counsel shall state that they have participated in the preparation of the Registration Statement and the Final Prospectus, and that no facts have come to their attention which cause them to believe that the Registration Statement relating to the Certificates as of its effective date, and the Final

            Prospectus, as of the date of this Agreement, and any amendment or supplement thereto, as of its date when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus on its date contained or on the Closing Date contains, any untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel need not express any view with respect to the financial, statistical or computational material included in or incorporated by reference into the Registration Statement relating to the Certificates, the Final Prospectus or any amendment or supplement thereto.

      In rendering such opinions, such counsel may rely as to matters of fact, to the extent deemed proper by such counsel, on certificates of responsible officers of the Representative, the Seller, the Originators, the Master Servicer and the other parties to this Agreement and the Pooling and Servicing Agreement, and of public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

            (c) The Underwriter shall have received from _____________, counsel for the Underwriter, such opinion or opinions as the Underwriter may reasonably require, and shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on such matters.

            (d) The Underwriter shall have received from ___________, certified public accountants, two letters, one such letter dated the date hereof and satisfactory in form and substance to the Underwriter and its counsel, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Final Prospectus, agrees with the provisions of the Pooling and Servicing Agreement and the records of the Representative, the master Servicer and the Originators, and the other such letter dated the Closing Date and satisfactory in form and substance to the Underwriter and its counsel, confirming that the first such letter remains true as of the Closing Date.

            (e) The representations and warranties in this Agreement and the representations and warranties of the Representative, the Seller, the Originators and the Master Servicer in the Pooling and Servicing Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the Underwriter shall have been furnished a certificate of each of the Representative and the Seller, signed by the Chairman of the Board or the President and by the principal financial or accounting officer of the Representative and the Seller, respectively, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus, this Agreement and the Pooling and Servicing Agreement and that:

                  (i) the representations and warranties of the Representative and the Seller in this Agreement and in the Pooling and Servicing Agreement are true and correct in all material respects on and as of the Closing Date with the same effect, as if made on the Closing Date, and each of the Representative and the Seller has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the
            Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to such officer's knowledge, threatened; and

                  (iii) since the date of the Representative's most recent
            audited financial statements, there has been no material adverse change, or any development respecting a prospective change, in the condition (financial or other) of the Representative, the Seller, the Master Servicer or any Originator, whether or not arising from transactions in the ordinary course of business.

            (f) Prior to the Closing Date, the Representative, the Master Servicer, the Seller, and each Originator shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.

            (g) The Certificates shall have been given the rating of ____ by __________ and ___ by ___________.

            (h) The Underwriter shall have received from counsel to the Trustee an opinion, dated the Closing Date and satisfactory in form and substance to the Underwriter and its counsel to the effect that:

                  (i) the Trustee is duly organized and validly existing as a
            _________ with the power and authority under the laws of _____ to conduct business and affairs as a trustee;

                  (ii) the Trustee has the corporate power and lawful authority to perform the duties and obligation of trustee under, to act as successor Master Servicer upon the terms and conditions set forth in, and to accept the trust contemplated by, the Pooling and Servicing Agreement;

                  (iii) the Pooling and Servicing Agreement has been duly
            authorized, executed, delivered and accepted by the Trustee, and the Pooling and Servicing Agreement is a legal, valid and binding obligation enforceable against the Trustee in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization and other laws affecting creditors' rights generally from time to time in effect) (such opinion may also state that the enforceability of the Trustee's obligations is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law));

                  (iv) the Certificates have been duly authenticated by the
            Trustee; and

                  (v) neither the execution nor delivery by the Trustee of the
            Pooling and Servicing Agreement nor the consummation of any of the transactions contemplated thereby require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the banking or trust powers of the Trustee.

            (i) The Underwriter shall have received such opinions, addressed to the Underwriter and dated the Closing Date, as are delivered to the Rating Agencies.

            (j) The Underwriter shall have received an opinion from ____________, counsel for the Representative and the Seller, dated the Closing Date and satisfactory in form and substance to the Underwriter regarding the true-sale of the Mortgage Loans by the Originators to the Seller and by the Seller to the Trustee, for the benefit of Certificateholders.

            (k) The Underwriter shall have received an opinion from counsel for the Representative and the Seller, dated the Closing Date and satisfactory in form and substance to the Underwriter regarding substantive consolidation.

            (l) The Underwriter shall have received a fully executed Insurance Agreement by and among the Representative, the Seller and the Insurer, dated as of ______, ____ (the "Insurance Agreement"), and all representations and warranties thereunder or made pursuant thereto shall be true and correct, and the Seller shall have performed its obligations thereunder.

            (m) The Policy relating to the Certificates shall have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Final Prospectus.

            (n) The Underwriter shall have received an opinion from counsel to the ___________ (the "Insurer"), dated the Closing Date and satisfactory in form and substance to the Underwriter, addressed to the Underwriter and the Trustee.

            (o) Subsequent to the Execution Time, there shall not have been any reduction or withdrawal by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities
      Act) of the current rating of any securities issued or originated by the Seller or the Representative or any notice given of any intended or potential reduction in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

            (p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus and the date of the most recent audited financial statements of the Representative, there shall not have been any change, or any development involving a prospective change, which has not been disclosed to the Underwriter on or before the date hereof in or affecting the condition, financial or otherwise, of the Representative, the Master Servicer, the Seller or any Originator the effect of which is, in the reasonable judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Certificates as contemplated by the Registration Statement and the Final Prospectus.

      If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancellation shall be given to the Seller and the Representative in writing or by telephone or telegraph confirmed in writing.

      7. Reimbursement of Underwriter's Expenses. If the sale of the Certificates provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Representative or the Seller to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriter, the Seller will reimburse the Underwriter upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Certificates.

      8. Indemnification and Contribution. (a) the Representative and the Seller, jointly and severally, agree to indemnify and hold harmless the Underwriter and each person who controls the Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) neither the Representative nor the Seller will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made (x) therein in reliance upon and in conformity with written information furnished to the Seller by the Underwriter specifically for inclusion therein, or (y) in any Derived Information (as defined in Section 9 below) included by the Underwriter in any Computational Materials provided by the Underwriter to the Seller or any amendment or supplement thereof unless such untrue statement or alleged untrue statement or omission or alleged omission made in any Derived Information results from an error or omission in any Seller-Provided Information (as defined herein), and (ii) such indemnity with respect to any Preliminary Prospectus Supplement or Computational Materials shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Certificates which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as supplemented) at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Preliminary Prospectus Supplement was corrected in the Final Prospectus (or the Final Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Representative or the Seller may otherwise have.

            (b) The Underwriter agrees to indemnify and hold harmless the Representative and the Seller, each of their respective directors, each of their respective officers who signs the Registration Statement, and each person who controls the Representative or the Seller within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Representative and the Seller to the Underwriter, but only with reference to (x) written information relating to the Underwriter furnished to the Seller by the Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity or (y) any Derived Information included by the Underwriter in any Computational Materials provided by the Underwriter to the Seller or any amendment or supplement thereof; provided, however that the indemnity with respect to clause (y) above shall not apply to any untrue statement or alleged untrue statement or omission or alleged omission made in any Derived Information that results from an error or omission in any Seller-Provided Information. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. For the purpose of clause (x) of this indemnity, the Representative and the Seller acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Prospectus Supplement or the Final Prospectus constitute the only information furnished in writing by the Underwriter for inclusion in the documents referred to in the foregoing indemnity, and you, as the Underwriter, confirm that such statements are correct.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriter in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or (iv) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

            (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Representative or the Seller on grounds of policy or otherwise, the Representative and the Seller, on the one hand, and the Underwriter, on the other, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Representative and the Seller, on the one hand, and the Underwriter, on the other, may be subject in such proportion so that the Underwriter is responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Certificates, and the Representative and the Seller are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Underwriter within the meaning of the Act shall have the same rights to contribution as the Underwriter, and each person who controls the Representative or the Seller within the meaning of either the Act or the Exchange Act, each officer of the Representative or the Seller and each director of the Representative or the Seller shall have the same rights to contribution as the Representative and the Seller, subject in each case to the proviso to the first sentence of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph
(d).

      9. Computational Materials. It is understood that the Underwriter may provide to prospective investors certain Computational Materials and ABS Term Sheets in connection with your offering of the Certificates, subject to the following conditions:

            (a) The Underwriter shall comply with all applicable laws and regulations in connection with the use of Computational Materials, including the No-Action Letter of May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994 (collectively, the "Kidder/PSA Letter"), as well as the PSA Letter referred to below. The Underwriter shall comply with all applicable laws and regulations in connection with the use of ABS Term Sheets, including the No Action Letter of February 17, 1995 issued by the Commission to the Public Securities Association (the PSA Letter" and, together with the Kidder/PSA Letter, the "No-Action Letters").

            (b) For purposes hereof, "Computational Materials" as used herein shall have the meaning given such term in the No-Action Letters, but shall include only those Computational Materials that have been prepared or delivered to prospective investors by or at the direction of the Underwriter. For purposes hereof, "ABS Term Sheets" and "Collateral Term Sheets" as used herein shall have the meanings given such terms in the PSA Letter but shall include only those ABS Term Sheets or Collateral Term Sheets that have been prepared or delivered to prospective investors by or at the direction of the Underwriter.

            (c) (i) All Computational Materials and ABS Term Sheets provided to prospective investors that are required to be filed with the Commission pursuant to the No-Action Letters shall bear a legend on each page including the following statement:

            "THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION."

            (ii) In the case of Collateral Term Sheets, such legend shall also include the following statement:

            "THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND

            [EXCEPT WITH RESPECT TO THE INITIAL COLLATERAL TERM SHEET] SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY SALOMON BROTHERS INC."

            (d) The Underwriter shall provide the Seller with representative forms of all Computational Materials and ABS Term Sheets prior to their first use, to the extent such forms have not previously been approved by the Seller for use by the Underwriter. The Underwriter shall provide to the Seller, for filing on Form 8-K, copies (in such format as required by the Seller) of all Computational Materials and ABS Term Sheets that are required to be filed with the Commission pursuant to the No-Action Letters. The Underwriter may provide copies of the foregoing in a consolidated or aggregated form including all information required to be filed. All Computational Materials and ABS Term Sheets described in this subsection (d) must be provided to the Seller not later than 10:00 a.m. New York time one business day before filing thereof is required pursuant to the terms of this Agreement. The Underwriter agrees that it will not provide to any investor or prospective investor in the Certificates any Computational Materials or ABS Term Sheets on or after the day on which Computational Materials and ABS Term Sheets are required to be provided to the Seller pursuant to this Section 9(d) (other than copies of Computational Materials or ABS Term Sheets previously submitted to the Seller in accordance with this Section 9(d) for filing with the Commission), unless such Computational Materials or ABS Term Sheets are preceded or accompanied by the delivery of a Prospectus to such investor or prospective investor.

            (e) All information included in the Computational Materials and ABS Term Sheets shall be generated based on substantially the same methodology and assumptions that are used to generate the information in the Prospectus Supplement as set forth therein; provided, however, that the Computational Materials and ABS Term Sheets may include information based on alternative methodologies or assumptions if specified therein. If any Computational Materials or ABS Term Sheets that are required to be filed were based on assumptions with respect to the Mortgage Loans included in the Trust that differ from the final Pool Information in any material respect or on Certificate structuring terms that were revised in any material respect prior to the printing of the Prospectus, the Underwriter shall prepare revised Computational Materials or ABS Term Sheets, as the case may be, based on the final Pool Information and structuring assumptions, circulate such revised Computational Materials and ABS Term Sheets to all recipients of the preliminary versions thereof that indicated or subsequently indicate orally to the Underwriter they will purchase all or any portion of the Certificates, and include such revised Computational Materials and ABS Term Sheets (marked, "as revised") in the materials delivered to the Seller pursuant to subsection (d) above. As used herein, "Pool Information" means information with respect to the characteristics of the Mortgage Loans, as provide by or on behalf of the Seller to the Underwriter in final form and set forth in the Prospectus Supplement.

            (f) The Seller shall not be obligated to file any Computational Materials or ABS Term Sheets that have been determined to contain any material error or omission; provided, however, that, at the request of the Underwriter, the Seller will file Computational Materials or ABS Term Sheets that contain a material error or omission if clearly marked "superseded by materials dated _____" and accompanied by corrected Computational Materials or ABS Term Sheets that are marked, "material previously dated _____, as corrected." In the event that, within the period during which the Prospectus relating to the Certificates is required to be delivered under the Act, any Computational Materials or ABS Term Sheets are determined, in the reasonable judgment of the Seller or the Underwriter, to contain a material error or omission, the Underwriter shall prepare a corrected version of such Computational Materials or ABS Term Sheets, shall circulate such corrected Computational Materials and ABS Term Sheets to all recipients of the prior versions thereof that either indicated orally to the Underwriter they would purchase all or any portion of the Certificates, and actually purchased all or any portion thereof, and shall deliver copies of such corrected Computational Materials and ABS Term Sheets (marked, "as corrected") to the Seller for filing with the Commission in a subsequent Form 8-K submission.

            (g) The Seller and the Underwriter shall receive a letter from ____________, certified public accountants, satisfactory in form and substance to the Seller and the Underwriter, to the effect that such accountants have performed certain specified procedures agreed to by the Seller and the Underwriter, as a result of which they determined that the specified information that is included in the Computational Materials and ABS Term Sheets (if any) provided by the Underwriter to the Seller for filing on Form 8-K as provided in this Section 9 has been accurately computed or compiled from the Seller Provided Information.

            (h) If the Underwriter does not provide any Computational Materials or ABS Term Sheets to the Seller pursuant to subsection (d) above, the Underwriter shall be deemed to have represented, as of the Closing Date, that it did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Certificates that is required to be filed with the Commission in accordance with the No-Action Letters.

            (i) In the event of any delay in the delivery by the Underwriter to the Seller of all Computational Materials and ABS Term Sheets required to be delivered in accordance with subsection (d) above, or in the delivery of the accountant's comfort letter in respect thereof pursuant to Section 9(g), the Seller shall have the right to delay the release of the Prospectus to investors or to the Underwriter, to delay the Closing Date and to take other appropriate actions in each case as necessary in order to allow the Seller to comply with its obligation to file the Computational Materials and ABS Term Sheets with the Commission.

            (j) For purposes of this Agreement, as to the Underwriter, the term "Derived Information" means such portion, if any, of the information that is:

               (i) delivered to the Seller by the Underwriter pursuant to this
      Section 9 for filing with the Commission on Form 8-K;

               (ii) is not contained in the Final Prospectus without taking into account information incorporated therein by reference; and

               (iii) does not constitute Seller-Provided Information.

"Seller-Provided Information" means any computer tape concerning the assets comprising the Trust Fund and any other information with respect to the Certificates or the Mortgage Loans furnished to the Underwriter by the Seller for use as contemplated herein.

      10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriter, by notice given to the Seller and Representative prior to delivery of and payment for the Certificates, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the offering or delivery of the Certificates as contemplated by the Final Prospectus (exclusive of any supplement thereto).

      11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Representative or the Seller or their respective officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, the Representative or the Seller or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Certificates. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

      12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be mailed, delivered or telegraphed and confirmed to _________, ____________, New York, New York ________; or, if sent to the Seller or the Representative, will be mailed, delivered or telegraphed and confirmed to the Representative at _______________________, attention: ______, and to the Seller at
_________________, attention: _____.

      13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

      14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

      15. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all such Counterparts will together constitute one and the same agreement.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among, the Seller, the Representative and the Underwriter.

                                    Very truly yours,

                                    AVCO ABS RECEIVABLES CORP.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    AVCO FINANCIAL SERVICES, INC.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written

--------------------------------

By:
   -----------------------------
   Name:
   Title:

                                                                      SCHEDULE I
                                                                              TO
                                                                    UNDERWRITING
                                                                       AGREEMENT


      Asset-Backed
      Certificates,                       Principal              Purchase
      Series 199_-_                         Amount                 Price
      -------------                      -----------             ---------
      Class A-1                          $__________             ________%

      Class A-2                          $__________             ________%

      Class A-3                          $__________             ________%

      Class A-4                          $__________             ________%

      Class A-5                          $__________             ________%